EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
OCTOBER 2017 MONTHLY DIVIDEND AND
SEPTEMBER 30, 2017 RMBS PORTFOLIO CHARACTERISTICS

•	October 2017 Monthly Dividend of $0.14 Per Share
•	Estimated Book Value Per Share at September 30, 2017 of $9.15
•	Estimated GAAP net income of $0.33 per share, including an estimated $(0.18) per share of realized and unrealized losses on RMBS and derivative instruments
•	Estimated 3.7% total return on equity for the quarter, or 14.7% annualized
•	RMBS Portfolio Characteristics as of September 30, 2017

Vero Beach, Fla., October 11, 2017 - Orchid Island Capital, Inc. (the "Company") (NYSE:ORC) announced today that the Board of Directors declared a monthly cash dividend for the month of October 2017. The dividend of $0.14 per share will be paid November 10, 2017 to holders of record on October 31, 2017, with an ex-dividend date of October 30, 2017.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust ("REIT"), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of October 11, 2017, the Company had 45,311,481 shares outstanding. At June 30, 2017, the Company had 45,299,812 shares outstanding.

Estimated September 30, 2017 Book Value Per Share

The Company's estimated book value per share as of September 30, 2017 was $9.15.  The Company computes book value per share by dividing total stockholders' equity by the total number of outstanding shares of common stock. At September 30, 2017, the Company's preliminary estimated total stockholders' equity was approximately $414.4 million with 45,308,169 shares of common stock outstanding. These figures and the resulting estimated book value per share are preliminary, subject to change, and subject to review by the Company's independent registered public accounting firm.

Estimated Net Income Per Share and Realized and Unrealized Gains and Losses on RMBS and Derivative Instruments

The Company estimates it generated a net income per share of $0.33, which includes ($0.18) per share of realized and unrealized gains and losses on RMBS and derivative instruments for the quarter ended September 30, 2017.  These figures compare to three monthly dividends declared during the quarter of $0.14, for a total of $0.42 declared during the quarter.  Net income per common share calculated under generally accepted accounting principles can, and does, differ from our REIT taxable income.  The Company views REIT taxable income as a better indication of income to be paid in the form of a dividend rather than net income. Many components of REIT taxable income can only be estimated at this time and our monthly dividends declared are based on both estimates of REIT taxable income to be earned over the course of the current quarter and calendar year and a longer-term estimate of the REIT taxable income of the Company. These figures are preliminary, subject to change, and subject to review by the Company's independent registered public accounting firm.

Estimated Return on Equity

The Company's estimated total return on equity for the quarter ended September 30, 2017 was 3.7%, or 14.7% on an annualized basis. The Company calculates total return on equity as the sum of dividends declared and paid during the quarter plus changes in book value during the quarter, divided by the Company's stockholders' equity at the beginning of the quarter.  The total return was $0.34 per share, comprised of dividends per share of $0.42 and a decrease in book value per share of $0.08 from June 30, 2017.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of September 30, 2017 are presented below. These figures are preliminary and subject to change and, with respect to figures that will appear in the Company's financial statements and associated footnotes as of and for the quarter ended September 30, 2017, are subject to review by the Company's independent registered public accounting firm.

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 Whole Pool Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company's distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.'s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Form 10-K for the year ended December 31, 2016.

RMBS Valuation Characteristics
($ in thousands)
				Percentage	Weighted	Realized
	Current	Fair	Current	of	Average	Sep 2017 CPR
Asset Category	Face	Value	Price	Portfolio	Coupon	(Reported in Oct)
As of September 30, 2017
Adjustable Rate RMBS	$1,676	$1,783	$106.35	0.05%	3.90%	0.01%
10-1 Hybrid Rate RMBS	41,118	42,201	102.64	1.07%	2.55%	2.83%
Hybrid Adjustable Rate RMBS	41,118	42,201	102.64	1.07%	2.55%	2.83%
15 Year Fixed Rate RMBS	40,977	43,121	105.23	1.10%	3.50%	7.05%
20 Year Fixed Rate RMBS	283,376	301,382	106.35	7.67%	4.00%	4.08%
30 Year Fixed Rate RMBS	3,136,222	3,396,155	108.29	86.41%	4.42%	8.45%
Total Fixed Rate RMBS	3,460,575	3,740,658	108.09	95.17%	4.37%	8.07%
Total Pass-through RMBS	3,503,369	3,784,642	108.03	96.29%	4.35%	8.01%
Interest-Only Securities	748,758	90,551	12.09	2.30%	3.75%	14.12%
Inverse Interest-Only Securities	356,746	55,147	15.46	1.40%	4.43%	10.40%
Structured RMBS	1,105,504	145,698	13.18	3.71%	4.00%	12.92%
Total Mortgage Assets	$4,608,873	$3,930,340		100.00%	4.34%	9.19%

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value	Portfolio	Asset Category	Value	Portfolio
As of September 30, 2017			As of September 30, 2017
Fannie Mae	$2,580,973	65.7%	Whole Pool Assets	$3,294,110	83.8%
Freddie Mac	1,342,803	34.1%	Non-Whole Pool Assets	636,230	16.2%
Ginnie Mae	6,564	0.2%	Total Mortgage Assets	$3,930,340	100.0%
Total Mortgage Assets	$3,930,340	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of September 30, 2017	Borrowings	Debt	in Days	Maturity
J.P. Morgan Securities LLC	$587,380	15.8%	195	8/10/2018
Mirae Asset Securities (USA) Inc.	337,407	9.1%	124	8/10/2018
Wells Fargo Bank, N.A.	275,379	7.4%	12	10/13/2017
ICBC Financial Services LLC	249,227	6.7%	13	10/12/2017
Cantor Fitzgerald & Co	241,743	6.5%	18	10/19/2017
Citigroup Global Markets Inc	240,423	6.5%	16	10/18/2017
RBC Capital Markets, LLC	224,584	6.1%	17	10/16/2017
Mitsubishi UFJ Securities (USA), Inc	207,565	5.6%	18	10/23/2017
Mizuho Securities USA, Inc	203,791	5.5%	15	10/25/2017
ED&F Man Capital Markets Inc	150,645	4.1%	41	11/22/2017
Nomura Securities International, Inc.	141,510	3.8%	25	11/15/2017
Merrill Lynch, Pierce, Fenner & Smith Incorporated	137,657	3.7%	11	10/12/2017
Natixis, New York Branch	129,478	3.5%	18	10/27/2017
South Street Securities, LLC	129,474	3.5%	44	11/27/2017
Guggenheim Securities, LLC	125,927	3.4%	78	12/27/2017
FHLB-Cincinnati	100,259	2.7%	3	10/2/2017
Daiwa Securities America Inc.	75,673	2.0%	12	10/13/2017
KGS-Alpha Capital Markets, L.P	67,052	1.8%	120	8/14/2018
Goldman, Sachs & Co	59,386	1.6%	13	10/13/2017
Lucid Cash Fund USG LLC	25,517	0.7%	27	10/26/2017
Total Borrowings	$3,710,077	100.0%	60	8/14/2018

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average	Weighted	Weighted	Modeled	Modeled
		Months	Average	Average	Interest	Interest
		To Next	Lifetime	Periodic	Rate	Rate
	Fair	Coupon Reset	Cap	Cap Per Year	Sensitivity	Sensitivity
Asset Category	Value	(if applicable)	(if applicable)	(if applicable)	(-50 BPS)(1)	(+50 BPS)(1)
As of September 30, 2017
Adjustable Rate RMBS	$1,783	8	10.05%	2.00%	$13	$(11)
Hybrid Adjustable Rate RMBS	42,201	64	7.55%	2.00%	543	(641)
Total Fixed Rate RMBS	3,740,658	n/a	n/a	n/a	49,662	(72,992)
Total Pass-through RMBS	3,784,642	n/a	n/a	n/a	50,218	(73,644)
Interest-Only Securities	90,551	n/a	n/a	n/a	(13,890)	11,873
Inverse Interest-Only Securities	55,147	1	5.37%	n/a	1,865	(3,963)
Structured RMBS	145,698	n/a	n/a	n/a	(12,025)	7,910
Total Mortgage Assets	$3,930,340	n/a	n/a	n/a	$38,193	$(65,734)

Funding Hedges
					Modeled	Modeled
					Interest	Interest
			Average	Hedge	Rate	Rate
			Notional	Period	Sensitivity	Sensitivity
			Balance(2)	End Date	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions			$976,923	Dec-2020	$(13,911)	$15,875
Treasury Futures Contracts - Short Positions			115,000	Dec-2027	(4,388)	4,436
Payer Swaps			1,010,000	Aug-2022	(14,631)	14,631
Payer Swaption			200,000	Sep-2025	(2,007)	3,586
TBA Short Positions			300,000	Oct-2017	(7,619)	9,800
Total Hedges					(42,556)	48,328

Grand Total					$(4,363)	$(17,406)

(1)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Treasury futures contracts were valued at a price of $125.31 at September 30, 2017. The notional contract value of the short position was $144.1 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400